UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                November 12, 2004
                Date of report (Date of earliest event reported)

                               MedSolutions, Inc.
               (Exact Name of Registrant as Specified in Charter)

             Texas                       0-32995                  75-2531556
(State or Other Jurisdiction           (Commission              (IRS Employer
      of Incorporation)                File Number)          Identification No.)


                 12750 Merit Drive, Park Central VII, Suite 770
                               Dallas, Texas 75251
              (Address of Principal Executive Offices and Zip Code)

                                 (972) 931-2374
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 3.03. Material Modification to Rights of Security Holders.

         On November 12, 2004, MedSolutions, Inc., a Texas corporation (the "Company"), filed a certificate of designation (the "Certificate of Designation") with the Texas Secretary of State creating a new class of Series A 10% Convertible Preferred Stock, par value $.001 (the "Series A Preferred Stock"). The Certificate of Designation authorizes the issuance of up to 500,000 shares of Series A Preferred Stock.

Rank of Shares of the Series A Preferred Stock.

         Shares of the Series A Preferred Stock will rank senior to the Company's common stock, par value $.001 (the "Common Stock"), with respect to the payment of dividends, redemption, and payment and rights upon liquidation, dissolution or winding-up of the affairs of the Company. Shares of the Series A Preferred Stock will also rank senior with respect to such rights to any additional series of preferred stock that may be issued in the future by the Company and are designated in an amendment to the Company's Articles of Incorporation or the certificates of designation establishing such additional series of preferred stock as ranking junior to the Series A Preferred Stock with respect to any such rights. Shares of the Series A Preferred Stock will rank pari passu with respect to any such rights with any additional series of preferred stock that may be issued in the future by the Company and are designated in an amendment to the Company's Articles of Incorporation or the certificates of designation establishing such additional series of preferred stock as ranking equal to the Series A Preferred Stock with respect to any such rights or which do not state they are junior to the Series A Preferred Stock with respect to any of such rights. Shares of the Series A Preferred Stock will rank junior with respect to any such rights to any additional series of preferred stock that may be issued in the future by the Company and are designated in an amendment to the Company's Articles of Incorporation or the certificates of designation establishing such additional series of preferred stock as ranking senior to the Series A Preferred Stock with respect to any of such rights; provided, however that the Company may not issue additional shares of preferred stock that are not either junior to or pari passu with the Series A Preferred Stock with respect to any such rights without the consent of the holders of a majority of the then outstanding shares of the Series A Preferred Stock.

Dividends on Shares of the Series A Preferred Stock.

         The Company will pay holders of Series A Preferred Stock dividends at a rate of $0.15 per share per annum. Dividends on shares of the Series A Preferred Stock will be fully cumulative, accruing, without interest, from the date of original issuance of the Series A Preferred Stock through the date of redemption or conversion thereof, and will be payable in arrears, when, as and if declared by the Company's Board of Directors out of funds legally available for the payment of dividends, on March 31, June 30, September 30 and December 31 of each year commencing on December 31, 2004, except that if such date is not a business day then the dividend will be payable on the first immediately succeeding business day (i.e., any day except a Saturday, Sunday or day on which banking institutions are legally authorized to close in Dallas, Texas). Dividends payable on March 31 of any year will be payable for the period from January 1 of that year through such March 31 date or such earlier date on which accrued and unpaid dividends are payable due to the redemption or conversion of shares of the Series A Preferred Stock. Dividends payable on June 30 of any year will be payable for the period from April 1 of that year through such June 30 date or such earlier date on which accrued and unpaid dividends are payable due to the redemption or conversion of shares of the Series A Preferred Stock. Dividends payable on September 30 of any year will be payable for the period from July 1 of that year through such September 30 date or such earlier date on which accrued and unpaid dividends are payable due to the redemption or conversion of shares of the Series A Preferred Stock. Dividends payable on December 31 of any year will be payable for the period from October 1 of that year through such


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December 31 date or such earlier date on which accrued and unpaid  dividends are payable due to the redemption or conversion of shares of the Series A Preferred Stock, except that the first dividend period ending on December 31, 2004 will commence on October 1, 2004 and end on December 31, 2004. Dividends will be payable in cash. Dividends payable for each quarterly dividend period will be computed on the basis of a 360-day year of twelve 30-day months and rounded to the nearest cent and will be paid, if there are funds legally available therefor, to the holders of record of shares of the Series A Preferred Stock within 30 days following the applicable dividend payment date. Dividends on account of arrearages for any past quarterly dividend period may be declared and paid at any time, without reference to any regular dividend payment date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the Company's Board of Directors. Dividends will accrue regardless of whether the Company has earnings, whether there are funds legally available therefor and/or whether declared. No interest will be payable with respect to any dividend payment that may be in arrears. Holders of shares of the Series A Preferred Stock called for redemption between the close of
business  on  a  dividend   record  date  and  the  close  of  business  on  the
corresponding dividend payment date will, in lieu of receiving such dividend on the dividend payment date fixed therefor, receive such dividend payment on the date fixed for redemption together with all other accrued and unpaid dividends to the date fixed for redemption. The holders of shares of the Series A Preferred Stock will not be entitled to any dividends other than the cash dividends described above.

         No dividends, except as described in the next succeeding sentence, may be declared or paid or set apart for payment on any shares of the Company's capital stock that are equal to the shares of the Series A Preferred Stock with respect to the payment of dividends (the "Parity Dividend Shares") for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and set aside for payment for all accrued dividends with respect to the Series A Preferred Stock through the most recent quarterly dividend period ending on or prior to the date of payment. Unless dividends accrued and payable but unpaid on shares of the Series A Preferred Stock and any Parity Dividend Shares at the time outstanding have been paid in full, all dividends declared by the Company upon shares of the Series A Preferred Stock or Parity Dividend Shares will be declared pro rata with respect to all such shares, so that the amounts of any dividends declared on shares of the Series A Preferred Stock and the Parity Dividend Shares will in all cases bear to each other the same ratio that, at the time of the declaration, all accrued but unpaid dividends on shares of the Series A Preferred Stock and the other Parity Dividend Shares, respectively, bear to each other.

         If at any time the Company has failed to (x) pay or set apart for payment all accrued dividends on any shares of the Series A Preferred Stock through the then most recently completed quarterly dividend period and (y) set apart for payment an amount in cash equal to the scheduled dividend payments for each of the next two quarterly dividend periods, the Company may not, and may not permit any corporation or other entity directly or indirectly controlled by the Company to:

         (i)  declare  or pay or set aside for  payment  any  dividend  or other distribution on or with respect to shares of the Company's capital stock that are junior to the shares of the Series A Preferred Stock with respect to the payment of dividends (the "Junior Dividend Shares"), whether in cash, securities, obligations or otherwise (other than dividends or distributions paid in shares of capital stock of the Company ranking junior to shares of the Series A Preferred Stock both as to the payment of dividends and as to rights in liquidation, dissolution or winding-up of the affairs of the Company (the "Junior Stock"), or options, warrants or rights to subscribe for or purchase shares of Junior Stock); or

         (ii) redeem, purchase or otherwise acquire, or pay into, set apart money or make available for a sinking or other analogous fund for the redemption, purchase or other acquisition of, any shares of the Series A Preferred Stock (unless all of the shares of the Series A Preferred Stock are concurrently redeemed), Parity Dividend Shares, shares of the Company's capital stock which are equal to the shares of the Series A Preferred Stock with respect to redemption, payment and rights upon liquidation, dissolution or winding up of the affairs of the Company (the "Parity Liquidation Shares"), or shares of Junior Stock for any consideration (except by conversion into or exchange for Junior Stock) (with certain limited exceptions), unless, in each such case, all dividends accrued on shares of the Series A Preferred Stock through the most recently completed quarterly dividend period and on any Parity Dividend Shares have been or contemporaneously are declared and paid in full.

Liquidation Rights of Shares of the Series A Preferred Stock.

         The liquidation value per share of shares of the Series A Preferred Stock, in case of the voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the Company, will be $1.50 per share, plus an amount equal to the cash value of dividends accrued and unpaid thereon, whether or not declared, to the payment date.

         In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company, the holders of shares of the Series A Preferred Stock (i) will not be entitled to receive the liquidation value of the shares held by them until the liquidation value of all shares of the Company's capital stock that are senior to the shares of the Series A Preferred Stock with respect to redemption, payment and rights upon liquidation, dissolution or winding-up of the affairs of the Company (the "Senior Liquidation Shares") have been paid in full and (ii) will be entitled to receive the liquidation value of such shares held by them in preference to and in priority over any distributions upon shares of the Company's capital stock that are junior to the shares of the Series A Preferred Stock with respect to redemption, payment and rights upon liquidation, dissolution or winding-up of the affairs of the Company (the "Junior Liquidation Shares"). Upon payment in full of the liquidation value to which the holders of shares of the Series A Preferred Stock are entitled, the holders of shares of the Series A Preferred Stock will not be entitled to any further participation in any distribution of assets by the Company. If the assets of the Company are not sufficient to pay in full the liquidation value payable to the holders of shares of the Series A Preferred Stock and the liquidation value payable to the holders of any Parity Liquidation Shares, the holders of all such shares will share ratably in such distribution of assets in accordance with the amounts that would be payable on the distribution if the amounts to which the holders of shares of the Series A Preferred Stock and the holders of Parity Liquidation Shares are entitled were paid in full.

         Any acquisition of the Company by means of merger or other form of corporate reorganization in which outstanding capital stock of the Company is exchanged for securities or other consideration issued, or caused to be issued, by the acquiring entity or its subsidiary, or (ii) a sale of all or substantially all of the assets of the Company, will be not be treated as a liquidation, dissolution or winding-up of the Company. Whenever the distributions provided for in the preceding two paragraphs are payable in securities or property other than cash, such securities or property will be valued for such purpose at the fair market value of such securities or other property as determined in good faith by the Company's Board of Directors.

         In the event the Company declares a distribution payable in securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends) or certain types of options or rights, then, in each such case, the holders of shares of the Series A Preferred Stock will be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Company into which their shares of the Series A Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Company entitled to receive such distribution.

Automatic Conversion of Shares of the Series A Preferred Stock.

         Each outstanding share of Series A Preferred Stock will automatically convert on the second anniversary of the issuance of the Series A Preferred Stock, without any further action on the part of the Company or the holder of such share, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the original purchase price for such share, together with the amount of dividends accrued and unpaid thereon, whether or not declared, through the conversion date by the applicable conversion price for such share in effect on such conversion date. The initial conversion price is $1.50 for the Series A Preferred Stock, and is subject to adjustment pursuant to certain anti-dilution provisions.

         Each outstanding share of Series A Preferred Stock will automatically convert into Common Stock immediately upon the Company's sale of Common Stock in a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933 (with certain limited exceptions), the public offering price of which is not less than $1.50 per share (subject to adjustment for certain recapitalization events) and in which the aggregate net proceeds to the Company equal or exceed $1,000,000. Such conversion may, at the option of any holder tendering shares of the Series A Preferred Stock for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event the persons entitled to receive the Common Stock upon conversion of shares of the Series A Preferred Stock will not be deemed to have converted such shares until immediately prior to the closing of such sale of securities.

Optional Conversion of Shares of the Series A Preferred Stock.

         Each share of Series A Preferred Stock is also convertible, at the option of the holder thereof and without payment of any additional consideration, into Common Stock prior to the automatic conversion of such share. Each share of Series A Preferred Stock is convertible into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the original purchase price for such share, together with the amount of dividends accrued and unpaid thereon, whether or not declared, through the conversion date by the applicable conversion price for such share in effect on such conversion date. The initial conversion price is $1.50 for the Series A Preferred Stock, and is subject to adjustment pursuant to certain anti-dilution provisions.

Redemption of Shares of the Series A Preferred Stock.

         The Company also has the right to redeem shares of the Series A Preferred Stock at any time prior to the conversion thereof. The redemption price for the Series A Preferred Stock will be payable in cash and equal to $1.50 per share, together with the amount of dividends accrued and unpaid thereon, whether or not declared, to the redemption date. The aggregate payment to each holder of shares of the Series A Preferred Stock to be redeemed will be rounded up or down to the nearest cent. Notwithstanding the foregoing, if the date fixed for redemption occurs after a record date for a dividend and prior to the corresponding payment date, such dividend will be paid on the payment date and the amount payable with respect to each share of the Series A Preferred Stock redeemed will not include the amount of the dividend to be so paid.

         If a notice of redemption has been given by the Company and any holder of shares of the Series A Preferred Stock, prior to the close of business on the date fixed for redemption, gives written notice to the Company of the conversion of any or all of the shares to be redeemed held by the holder, then such redemption will not become effective as to such shares to be converted and such conversion will become effective as described above under the heading "Optional Conversion," whereupon any funds deposited by the Company, or on its behalf, with a payment agent or segregated and held in trust by the Company for the redemption of such shares will (subject to any right of the holder of such shares to receive the dividend payable thereon as described above under the heading "Optional Conversion") immediately upon such conversion be returned to the Company or, if then held in trust by the Company, will be discharged from the trust.

         In every case of redemption of less than all of the outstanding shares of the Series A Preferred Stock, the shares to be redeemed will be selected pro rata or by lot or in such other manner as the Company's Board of Directors may determine, as may be prescribed by resolution of the Board of Directors of the Company, provided that only whole shares will be selected for redemption. Notwithstanding the foregoing, the Company may not redeem any of shares of the Series A Preferred Stock at any time outstanding until all dividends accrued and in arrears upon all shares of the Series A Preferred Stock then outstanding have been paid for all past quarterly dividend periods.

Anti-Dilution Protections for Shares of the Series A Preferred Stock.

         Holders of the Company's Series A Preferred Stock will receive certain anti-dilution protection. In the event of a split or subdivision of the Company's Common Stock or a dividend or other distribution payable to holders of Common Stock in the form of additional shares of Common Stock or other securities or rights convertible into, exchangeable for, or entitling the such holders to receive directly or indirectly, additional shares of Common Stock (the "Common Stock Equivalents") without payment of any consideration by such holders for such additional shares of Common Stock or Common Stock Equivalents, the conversion price for shares of the Series A Preferred Stock will be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of the Series A Preferred Stock will be increased in proportion to such increase in the aggregate number of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents. If the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the conversion price for the Series A Preferred Stock will be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of the Series A Preferred Stock will be decreased in proportion to such decrease in outstanding shares.

Voting Rights of Shares of the Series A Preferred Stock.

         Each holder of shares of the Series A Preferred Stock will be entitled to the number of votes equal to the number of shares of Common Stock into which such shares of the Series A Preferred Stock could then be converted and will have voting rights and powers equal to the voting rights and powers of the Common Stock (except as otherwise expressly provided herein or as required by law), voting together with the Common Stock as a single class and will be entitled to notice of any shareholders' meeting in accordance with the Bylaws of the Company.

         So long as any shares of the Series A Preferred Stock remain outstanding, the Company may not, without the vote or written consent by the holders of a majority of the then outstanding shares of the Series A Preferred
Stock: (i) redeem, purchase or otherwise acquire for value (or pay into or set aside for a sinking fund for such purpose) any share or shares of preferred stock, other than Senior Liquidation Shares, otherwise than by redemption or by conversion as described above; or (ii) redeem, purchase or otherwise acquire (or pay into or set aside for a sinking fund for such purpose), any of the Common Stock (with certain limited exceptions).

         The description contained in this Item 3.03 of the rights and preferences of the Series A Preferred Stock is qualified in its entirety by reference to the full text of the Certificate of Designation, a copy of which is attached to this Report as Exhibit 4.1.

Item 9.01. Financial Statements and Exhibits.

         (c) Exhibits. The following Exhibit is filed as part of this report:

                  4.1 Certificate of Designation of the Series A 10% Convertible Preferred Stock, as filed with the Texas Secretary of State on November 12, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MEDSOLUTIONS, INC.

Date: November 18, 2004                 By: /s/ Matthew H. Fleeger
                                           -----------------------
                                           Matthew H. Fleeger
                                           President and Chief Executive Officer

                                INDEX TO EXHIBITS

4.1 Certificate of Designation of the Series A 10% Convertible Preferred Stock, as filed with the Texas Secretary of State on November 12, 2004.